EXHIBIT 32

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

The certification set forth below is being submitted in connection with the HSBC USA Inc. (the “Company”) Annual Report on Form 10-K for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Irene M. Dorner, President and Chief Executive Officer of the Company, certify that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HSBC USA Inc.

Date: March 1, 2010

/s/  IRENE M. DORNER
Irene M. Dorner
President and Chief Executive Officer

Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

The certification set forth below is being submitted in connection with the HSBC USA Inc. (the “Company”) Annual Report on Form 10-K for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Gerard Mattia, Senior Executive Vice President and Chief Financial Officer of the Company, certify that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HSBC USA Inc.

Date: March 1, 2010

/s/  GERARD MATTIA
Gerard Mattia
Senior Executive Vice President and
Chief Financial Officer

These certifications accompany each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by HSBC USA Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Signed originals of these written statements required by Section 906 of the Sarbanes-Oxley Act of 2002 have been provided to HSBC USA Inc. and will be retained by HSBC USA Inc. and furnished to the Securities and Exchange Commission or its staff upon request.